--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    GUARANTY

                          Dated as of February 7, 1991

                                     made by

                             KUMAGAI CARIBBEAN, INC.

                                       and

                              WILLIAMS HOSPITALITY
                             MANAGEMENT CORPORATION

                                  as GUARANTORS

                                   in favor of

                          THE MITSUBISHI BANK, LIMITED
                       acting through its New York Branch

                             Relating to Termination
                           Payments as Defined in the
                                Letter of Credit
                           and Reimbursement Agreement
                      dated as of February 7, 1991 between
                        EL CONQUISTADOR PARTNERSHIP L.P.
                        and THE MITSUBISHI BANK, LIMITED
                       acting through its New York Branch

                                    GUARANTY

         THIS GUARANTY (this GUARANTY), dated as of February 7, 1991, made by KUMAGAI CARIBBEAN, INC., a Texas Corporation, and WILLIAMS HOSPITALITY MANAGEMENT CORPORATION, a Delaware Corporation, each having an address at 187
East Isla Verde Road, Carolina, Puerto Rico 00913 (collectively, the GUARANTORS), in favor of THE MITSUBISHI BANK LIMITED, a banking corporation organized under the laws of Japan, acting through its New York Branch and having an address at Two World Financial Center, 225 Liberty Street, New York, New York 10281 (the BANK).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Letter of Credit and Reimbursement Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the Letter of Credit Agreement), dated as of the date hereof, between El Conquistador Partnership L.P., a Delaware limited partnership (the COMPANY) and the Bank, the Bank has agreed to issue its Letter of Credit to provide security for the payment of principal of, and interest accrued on the Bonds (such term and all other capitalized terms used and not otherwise defined herein having the respective meanings set forth or referred to in the Letter of Credit Agreement); and

         WHEREAS, pursuant to the terms of the Letter of Credit Agreement, the Company and the Bank have entered in an Interest Rate and Currency Agreement dated the date hereof (the BOND SWAP AGREEMENT); and

         WHEREAS, the Letter of Credit Agreement requires the Company to provide to the Bank certain security for Termination Payments which may become due pursuant to the Bond Swap Agreement, including this Guaranty; and

         WHEREAS, Kumagai Caribbean, Inc. is a general partner of  the  Company;
 and

         WHEREAS, Williams Hospitality Management Corporation is providing technical advisory services and will act as the manager of the El Conquistador Resort pursuant to a Development Services and Management Agreement dated January 12, 1990; and

         WHEREAS, as a condition to the Bank issuing the Letter of Credit the Bank is requiring that the Guarantors execute and deliver to the Bank this Guaranty; and

         WHEREAS, the Guarantors hereby acknowledge that the Guarantors will materially benefit from the Bank issuing the Letter of Credit;

         NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of the Bank to enter into the Letter of

Credit Agreement, the Guarantors hereby, jointly and severally, agree, covenant, represent and warrant to the Bank, as follows:

         SECTION 1.  Guaranty.

                  (a) The Guarantors hereby absolutely and unconditionally guarantee the due and punctual payment of the Termination Payments due to the Bank pursuant to the Letter of Credit Agreement, to the extent, but only to the extent that such Termination Payments exceed $20,000,000 (THE GUARANTEED OBLIGATIONS), when and as the same shall be due and payable in accordance with the terms of the Bond Swap Agreement and the Letter of Credit Agreement. The Guarantors hereby agree that if the Company fails to pay the Guaranteed Obligations when and as the same shall be due and payable in accordance with the terms of the Bond Swap Agreement and the Letter of Credit Agreement, on receipt of demand from the Bank the Guarantors will forthwith pay to the Bank an amount equal to the amount of the Guaranteed Obligations which are the subject of such demand.

                  (b) The Guarantors hereby agree that, notwithstanding any provision to the contrary in the Letter of Credit Agreement or the Operative
Documents limiting the recourse of the Bank to assets of the Company, the Guarantors shall be fully and personally liable with respect to the covenants, representations, warranties and agreements of the Guarantors under this Guaranty.

                  (c) All sums payable to the Bank hereunder shall be payable on demand.

                  (d) The obligations of the Guarantors hereunder shall terminate upon the termination of the Bond Swap Agreement and the actual and irrevocable receipt by the Bank of payment in full of any Termination Payments which may have become due and payable.

         SECTION 2.  Unconditional Character of Obligations of Guarantors.

                  (a) The obligations of each Guarantor hereunder shall be joint and several and absolute and unconditional, irrespective of the validity, regularity or enforceability in whole or in part of the Bond Swap Agreement, the Letter of Credit Agreement or the other Operative Documents (other than this GUARANTY) or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against the Company, the Guarantors or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of the Company under the Letter of Credit Agreement and Operative Documents or of either Guarantor under this Guaranty, or any setoff, counterclaim, recoupment, limitation or termination, and irrespective of any other circumstances which might otherwise limit recourse against either Guarantor by the Bank or constitute a legal or equitable discharge or defense of a guarantor or surety. The Bank may enforce the obligations of the Guarantors under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against the Company or any other Person at any time, either before or after an action against the Company or any other Person. This Guaranty is a guarantee of payment and not of collection. The Guarantors waive diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of the Letter of Credit Agreement and Operative Documents against the Company or any other Person, any right to require a proceeding first against the Company or any other Person, or to exhaust any security (including, without limitation, the Premises or any part thereof) for the performance of the obligations of the Company, or any other person, or any protest, presentment or notice whatsoever (except to the extent expressly provided to the contrary in this GUARANTY), and the Guarantors hereby covenant and agree that this Guaranty shall not be discharged except as set forth in Section 1(d) hereof.

                  (b) The obligations of the Guarantors under this Guaranty, and the rights of the Bank to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolu- tion, receivership, conservatorship, winding up or other similar proceeding involving or affecting either the Company, the Premises, either Guarantor or any other Person, (ii) any failure of the Bank, or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Bond Swap Agreement, the Letter of Credit Agreement or the other Operative Documents (other than this Guaranty), (iii) the sale, transfer or conveyance of the Premises and the Improvements or any interest therein to any person, whether now or hereafter having or acquiring an interest in the Premises and the Improvements, whether or not pursuant to any foreclosure, trustee sale or similar proceeding against the Company or the Premises and the Improvements or any part thereof; (iv) the conveyance to the Bank of the Premises and the Improve-ments or any part thereof by a deed in lieu of foreclosure; (v) the release of the Company from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Bond Swap Agreement, the Letter of Credit Agreement or any of the other Operative Documents by operation of law or otherwise; or (vi) the release in whole or in part of any Collateral. Subject to Section 1(d) hereof the Guarantors agree that they shall be and will remain liable for their obligations hereunder after foreclosure of the mortgages on the Premises and the Improvements or other security interest securing any indebtedness notwithstanding any provision of applicable law that might prevent the Bank from enforcing any deficiency judgment against the Company.

                  (c) Except as otherwise specifically provided in this Guaranty and except to the extent claims of payment and performance of the Guaranteed Obligations by the Company, either or both of the Guarantors or any other Person are raised as a defense to a demand hereunder, the Guarantors hereby expressly and irrevocably waive all claims of waiver, release, surrender, alteration or compromise and all setoffs, counterclaims, recoupments, reductions, limitations, impairments or terminations, whether arising hereunder or otherwise.

                  (d) The Bank may deal with the Company in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant the Company or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by the Bank, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantors hereunder.

                  (e) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Bond Swap Agreement, the Letter of Credit Agreement or any of the other Operative Documents shall in any way alter or affect any of the obligations of the Guarantors hereunder.

                  (f) The Bank may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of the Bank shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

                  (g) No waiver shall be deemed to have been made by the Bank of any rights hereunder unless the same shall be in writing and signed by the Bank and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of the Bank or the obligations of the Guarantors to the Bank in any other respect or at any other time.

                  (h) At the option of the Bank, either Guarantor may be joined in any action or proceeding commenced by the Bank against the Company in connection with or based upon the Bond Swap Agreement, the Letter of Credit Agreement or any of the other Operative Documents, and recovery may be had against such Guarantor to the extent of the Guarantors' liability hereunder, without any requirement that the Bank first assert, prosecute or exhaust any remedy or claim against the Company, any other Guarantor or any other Person, or any security for the obligations of the Company or any other Person.

                  (i) The Guarantors agree that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of any Guaranteed Obligation is made by the Company or either Guarantor to the Bank and such payment is rescinded or must otherwise be returned by the Bank upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting the Company or either Guarantor, all as though such payment had not been made.

                  (j) In the event that the Guarantors shall become obligated to pay any sums under this Guaranty, the Guarantors agree that: (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to the Bank under the Bond Swap Agreement, the Letter of Credit Agreement or any of the other Operative Documents; and (ii) the Guarantors shall not be entitled to enforce or receive payment thereof until all such sums owed to the Bank have been paid in full. Nothing herein contained is intended or shall be construed to give the Guarantors any right of subrogation in or under the Bond Swap Agreement, the Letter of Credit Agreement or any of the other Operative Documents or any right to participate in any way therein, or in the right, title or interest of the Bank in or to the Collateral, notwithstanding any payments made by either Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released until the actual and irrevocable receipt by the Bank of payment in full of all principal, interest and other sums due with respect to the Bond Swap Agreement, the Letter of Credit Agreement and the other Operative Documents. If any amount shall be paid to either Guarantor on account of such subrogation rights at any time when any such sum shall not have been fully paid, such amount shall be paid by such Guarantor to the Bank for credit and application against such sums; provided, however, the foregoing shall not prohibit such Guarantor from filing a lawsuit and proceeding to judgment (but not executing on such judgment) against the Company for any sums owed the Guarantor by the Company.

                  (k)  Subject  to  Section   1(d)   hereof,   the   Guarantors'
obligations hereunder shall continue notwithstanding a foreclosure or similar proceeding involving the Premises and/or the Improvements.

         SECTION 3.  Representations, Warranties and Agreement.

                  Each Guarantor represents and warrants to and agrees with the Bank as follows (which representations, warranties and agreements shall survive the execution and delivery of this GUARANTY):

                  (a) This Guaranty is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, general equitable principles, but such limitations do not make such rights or remedies, taken as a whole, inadequate for the practical realization of the benefits thereof.

                  (b) The execution, delivery and performance of this Guaranty by such Guarantor do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to such Guarantor, or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of, any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of such Guarantor pursuant to the terms of any mortgage, indenture, agreement or instrument to which such Guarantor is a party or by which he or any of this properties is bound.

                  (c) There are no actions, suits, proceedings, inquiries or investigations before or by any court, public board or body pending, or to a Guarantor's best knowledge, threatened against or affecting such Guarantor or which involve or might involve the validity or enforceability of this Guaranty or wherein an unfavorable decision, ruling or finding might have a material adverse effect on the properties, business or financial condition of such Guarantor or the transactions contemplated by this Guaranty.

                  (d) All consents, approvals, orders or authorizations of, registrations, declarations or filings with, all Governmental Authorities that are required in connection with the execution, delivery and performance by such Guarantor of this Guaranty have been duly obtained, given or taken and are in full force and effect.

         SECTION 4.  Entire Agreement/Amendments.

                  This instrument represents the entire agreement between the parties. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Bank and the Guarantors.

         SECTION 5.  Successors and Assigns.

                  This Guaranty shall be binding upon the Guarantors, may not be assigned or delegated by any Guarantor except with the prior written consent of the Bank and shall inure to the benefit of the Bank and its successors and assigns.

         SECTION 6.  Applicable Law.

                  This   Guaranty   shall  be  governed  by,  and  construed  in
accordance with, the substantive law of the State of New York.

         SECTION 7.  Section Headings.

                  The headings of the sections of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

         SECTION 8.  Severability.

                  Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Guarantors hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         SECTION 9.  Waiver of Trial by Jury.

                  The Guarantors hereby waive the right of trial by jury in any litigation arising hereunder.

         SECTION 10. Notices. All notices, requests, demands, documents or other communications which are required or permitted to be given or served hereunder shall be in writing and mailed (registered or certified mail, return receipt requested), hand-delivered, with signed receipt, or sent by nationally-recognized overnight courier (such as Federal Express) as follows:

                  To the Guarantors:

                           Kumagai Caribbean, Inc.
                           c/o Williams Hospitality
                                    Management Corporation
                           187 East Isla Verde Road
                           Carolina, Puerto Rico  00913
                           Attention:  Mr. Shunsuke Nakane
                           Telecopy No. (809)-791-1610

                           Williams Hospitality Management Corporation
                           187 East Isla Verde Road
                           Carolina, Puerto Rico  00913
                           Attention:  Mr. Hugh A. Andrews
                           Telecopy No. (809) 791-7500

                  With a copy to:

                           Whitman Ransom
                           200 Park Avenue
                           New York, New York  10166
                           Attention:  Jeffrey N. Siegel, Esq.
                           Telecopy No. (212) 351-3131

                  To the Bank:

                           The Mitsubishi Bank, Limited
                           225 Liberty Street,
                           Two World Financial Center,
                           New York, New York  10281
                           Attention:    Real Estate      (Mr. Akira Fujii or
                                         Finance Group     Mr. Russ Lopinto)
                           Telecopy No. (212) 667-3661

                  With a Copy to:

                           Kaye, Scholer, Fierman,
                                 Hays  & Handler
                           425 Park Avenue
                           New York, New York  10022
                           Attention:  Warren J. Bernstein, Esq.
                           Telecopy No. (212) 836-8689

All such notices, requests, demands, documents or other communications shall be effective when received at the address specified as aforesaid. Such addresses may be changed from time to time by the addressee by serving notice as heretofore provided. Service of notice or demand by telecopier with telephonic confirmation of receipt shall constitute personal delivery for purposes of this
Section 10.

         SECTION 11. The Guarantors' Receipt of Documents. The Guarantors, by their execution hereof, acknowledge receipt of true copies of the Bond Swap Agreement, the Letter of Credit Agreement and the other Operative Documents.

         SECTION 12. Interest; Expenses. (a) If any Guarantor fails to pay all or any portion of its obligations hereby undertaken or other payments due from it hereunder, upon demand of the Bank, the amount of such obligations and all other sums payable by the Guarantors to the Bank hereunder shall bear interest from the date of demand at the Prime Rate plus 2% per annum, but in no event greater than the maximum amount permitted by applicable law.

                  (b) The Guarantors hereby agree to pay all costs, charges and expenses, including, without limitation, reasonable attorneys' fees and actual out-of-pocket expenses and costs of collection, that may be incurred by the Bank in enforcing the covenants and agreements of the Guarantors under this Guaranty. Notwithstanding anything to the contrary contained above, in the event of a final adjudication of an action commenced by the Bank for the collection of any amount due under or the performance of any obligations of the Guarantors with respect to this Guaranty which final adjudication is in its entirety in favor of the Guarantors, the Guarantors shall not be obligated to pay any such fees and expenses of the Bank in connection with such action.

         SECTION 13. Consent to Jurisdiction. Each of the Guarantors irrevocably
(a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and State of New York or in the Courts of the United States of America located in the Southern District of New York, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Guarantors irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to such Guarantor at its address provided in
Section 10 hereof or by personal service on any partner of Whitman & Ranson. Nothing in this Section 13, however shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any suit, action or proceeding against any Guarantor or its property in the courts of any other jurisdictions.

         SECTION 14. Defined Instruments. All of the agreements or instruments defined in this Guaranty shall mean such agreements or instruments as the same may, from time to time, be supplemented or amended or the terms thereof waived or modified in accordance with or as permitted by the letter of Credit Agreement and any other Operative Document.

         SECTION 15. Personal Liability. No exculpatory provisions contained in the Bond Swap Agreement, the Letter of Credit Agreement, the Loan Agreement, or in any other Operative Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal recourse obligations and liabilities of the Guarantors under this Guaranty.

         SECTION 16. Other Guaranties. The obligations and liabilities of each of the Guarantors under this Guaranty are in addition to the obligations and liabilities of each of the Guarantors under the Other Guaranties. The discharge of either Guarantor's obligations and liabilities under any one or more of the Other Guaranties by such Guarantor or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the Guarantors' obligations and liabilities under this Guaranty. Conversely, the discharge of any Guarantor's or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the Guarantor's obligations and liabilities under any of the Other Guaranties. The term Other Guaranties as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument of personal recourse obligation or undertaking of any nature whatsoever (other than this GUARANTY) now or hereafter executed and delivered by either of the Guarantors in connection with the Loan, the Letter of Credit Agreement or any other Operative Document.

         IN WITNESS WHEREOF,  the Guarantors have duly executed this Guaranty as

                                      KUMAGAI CARIBBEAN, INC.

                                      By:            Signed
                                         ------------       ------------------
                                      Name:  Shunsuke Nakane
                                      Title:  President

                                      WILLIAMS HOSPITALITY
                                      MANAGEMENT CORPORATION

                                      By:            Signed
                                         ------------       ------------------
                                      Name:  Norman J. Menell
                                      Title:  Co-Chairman